Chapman and Cutler
                         111 West Monroe Street
                        Chicago, Illinois  60603

                            December 27, 1996



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549-1004
Attn:  Filing Desk, Stop 1-4


   Re: Van Kampen American Capital Equity Opportunity Trust, Series 33
                   File No. 333-04103, CIK No. 896998

Ladies/Gentlemen:

     Pursuant to the requirements of Rule 497(d) of the General Rules and Regulations of the Securities Act of 1933, we are submitting a supplement to the prospectus being used with respect to the above-mentioned series.

                                    Very truly yours,



                                    Chapman and Cutler

Attachment
                       Van Kampen American Capital
                   Equity Opportunity Trust, Series 33

                Great International Firms Trust, Series 1

                      Supplement to the Prospectus


Notwithstanding anything to the contrary in the Prospectus, the Public Offering Price per Unit includes the aggregate underlying value of the Securities in a Trust (which shall be computed as described in the Prospectus but shall not include any provision for commissions and stamp taxes applicable to Securities traded on a foreign securities exchange), plus the applicable sales charge described in the Prospectus, and cash, if any, in the Income and Capital Accounts of such Trust.

Dated:  December 27, 1996